SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

SMITH BARNEY HANSBERGER

                          GLOBAL SMALL CAP VALUE FUND

                                                         CLASSIC INVESTOR SERIES

                                                         ANNUAL REPORT

                                                         APRIL 30, 2000

                                     [LOGO OF HANSBERGER GLOBAL INVESTORS, INC.]

[LOGO OF SMITH BARNEY MUTUAL FUNDS]



            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Hansberger Funds
--------------------------------------------------------------------------------
MARKET HIGHLIGHT
--------------------------------------------------------------------------------

The recovery of many economies worldwide, coupled with anticipated corporate restructurings and the continued strength of foreign investment, should, in our view, provide investors with solid long-term capital appreciation potential.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. The Fund's bottom-up approach to stock selection focuses primarily on identifying companies with low share prices relative to their earnings, cash flow and/or net asset value.

                                        NASDAQ Symbol
                                        -------------

                        Class A             SGLAX
                        Class B             SGLBX
                        Class L             SGLCX

The Smith Barney Hansberger Global Small Cap Value Fund's primary investment objective is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations (i.e., share price times the number of equity securities outstanding). These are equity securities which, in the opinion of SSB Citi Fund Management LLC, the Fund's investment manager, and Hansberger Global Investors, Inc., the Fund's sub-investment adviser, are undervalued.

                                        NASDAQ Symbol
                                        -------------

                  Class B                   SCVBX


--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter .........................................................   1

Smith Barney Hansberger Global Value Fund
   Portfolio Manager Commentary ............................................   2
   Historical Performance ..................................................   4
   Fund at a Glance ........................................................   6

Smith Barney Hansberger Global Small Cap
Value Fund
   Portfolio Manager Commentary ............................................   7
   Historical Performance ..................................................   9
   Fund at a Glance ........................................................  11

Schedules of Investments ...................................................  12

Statements of Assets and Liabilities .......................................  19

Statements of Operations ...................................................  20

Statements of Changes in Net Assets ........................................  21

Notes to Financial Statements ..............................................  23

Financial Highlights .......................................................  29

Independent Auditors' Report ...............................................  37

Tax Information ............................................................  38

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON

Chairman

[PHOTO]

THOMAS L. HANSBERGER,
CFA, CIC

Chairman and Chief Executive Officer
Hansberger Global Investors, Inc.

Dear Shareholder:

The investment scene is ever changing but never have we witnessed so many factors which have greatly impacted the world's financial markets and investors' decisions. The world's financial markets are converging and the flow of funds into a myriad of investment choices has increased rapidly year after year, largely contributing to the rapid growth of prosperity on a global scale.

While these remarkable events have positive implications for the creation and growth of personal wealth, these changes do not come without risks and challenges. For example, the seemingly limitless and in some cases justifiable enthusiasm for new technologies and the companies that are developing them has resulted in a historic rise in their share prices to often unsustainable valuations.

In our opinion, the ongoing surge in trading volumes has overwhelmed the traditional market-making systems. As a result, few market makers (one who maintains firm bid and offer prices in a given security by standing ready to buy or sell round lots at publicly quoted prices) are willing to commit the necessary capital to balance order flow. As a consequence, the market has been characterized by a dramatic increase in volatility. As a result, daily price swings are the rule rather than the exception.

Financial markets worldwide are currently undergoing the difficult process of correcting the overvaluation of the share prices of many technology companies. Meanwhile, the shares of many substantial and what are deemed to be "quality" companies have underperformed relative to the market to the disappointment of many investors and investment professionals.

Many events shaping the world's financial markets require a sound perspective by investors -- a balance between accepting the "new" rules without forgetting the valuable lessons of the past while keeping a vigilant eye towards the future. We seek to offer our shareholders the benefits of our professional expertise in challenging market conditions.

In volatile and unpredictable markets, we think the values of active management will become more apparent in the days ahead. Thank you for your continued confidence in our investment approach.

Sincerely,

/s/ Heath B. McLendon             /s/ Thomas L. Hansberger,

Heath B. McLendon                 Thomas L. Hansberger,
Chairman                          CFA, CIC
                                  Chairman and Chief Executive Officer
                                  Hansberger Global Investors, Inc.

May 17, 2000



--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  1

--------------------------------------------------------------------------------
Smith Barney Hansberger Global value Fund
--------------------------------------------------------------------------------

Performance Update1
For the year ended April 30, 2000 the Hansberger Global Value Fund's ("Fund") Class A, B and L shares returned 9.75%, 8.86% and 8.77%, respectively, without sales charges. The Fund's Class A, B and L shares returned 4.28%, 3.86% and 6.69%, respectively, with sales charges. In comparison, the Morgan Stanley Capital International All-Country World Free Index ("MSCI Index")2 returned 13.00% for the same period.

Investment Strategy
As previously noted, the Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

The subadviser uses a "bottom-up"3 approach to security selection, focusing primarily on identifying individual securities that meet the Fund's value criteria. The Fund seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

Market and Economic Overview
The dramatic performance and valuation disparity between global growth and value stocks over the past six months peaked in February 2000. (Value stocks are shares of companies that are believed to be undervalued but have good longer-term business prospects. Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates.) Since then, the vulnerability of what we deem to be high-priced growth stocks has become more evident.

The volatility of the world's financial markets increased during the second quarter of 2000 with many global telecommunications, media and technology ("TMT") large-cap growth companies posting steep declines. However, during the past six months, a select band of global TMT stocks have performed well. The overall performance of global stocks with the exception of these select companies was flat during the reporting period.

The investment philosophy within the growth sector of the market, in our view, seems to have moved from growth at a reasonable price to growth at any price. We still believe that despite the competitive growth rates and outlook for companies in this sector, there should be an appropriate price for these companies' shares based on proven fundamentals. We have found that over time companies and/or industries with sound business plans and a high potential for future growth do not necessarily translate into competitive share prices.

Additionally many "New Economy" companies have unproven business models and often rely on constant access to the capital markets to fund their operations. (The New Economy represents those companies in the technology, telecommunications and Internet sectors.) As noted author Michael Lewis recently wrote in Bloomberg, "Stock markets are saying that the New Economy will spawn new businesses that are not less but more profitable than the Old Economy ones they replace." (The Old Economy represents more established, "blue-chip" companies.) Over the long term, however, we do not believe this will be the case for all TMT companies.

1 Please note that the Fund's holdings are subject to change and any discussions of holdings is as of April 30, 2000. Please refer to pages 12 through 15 for a complete list and percentage breakdown of the Fund's holdings.
2 The MSCI All-Country World Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America.
3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

The Fund benefited from its overweighted position in emerging markets and its holdings in Japan during the period. The Fund's holdings in Europe and Australia/New Zealand negatively impacted its performance. The Fund's telecommunication and health care holdings, which were purchased at significant discounts, also positively contributed to performance. Those holdings in consumer-oriented, industrial and materials stocks detracted from the Fund's performance over the period, but we are confident that these holdings may perform well in the near future.

Interestingly, the Fund's holdings have exhibited higher than average earnings growth rates over the last three years, yet these same stocks trade at an average 40% discount to market valuations such as price-to-earnings, price-to-cash flow and price-to-book value ratios.4 This dichotomy was noted in a recent Sanford Bernstein & Co. study which points out that "Old Economy" stocks have posted superior earnings estimate revisions trends for most of the past year, while the strong performance of "New Economy" stocks has not coincided with improving short-term earnings expectations.

Our investment outlook and portfolio positioning has not changed significantly since our last report. We have continued to increase the Fund's exposure in large cap stocks and increased the Fund's holdings in Japan and in the U.S. We continue to search for investment opportunities in Japan, focusing on the financial services and information technology sectors that we think may benefit from a slowly recovering economy, increased corporate investment and redeployment of maturing savings accounts.

We are further encouraged by improving consumer sentiment and recently released data showing recurring Japanese corporate profits up 46% for the year primarily due to restructuring and cost cutting. Yet, despite the strong performance over the past year, we also continue to see opportunities emerging in several South East Asian countries as their economies strengthen and banking reforms take hold. We were also encouraged by the continued strength of foreign investment into the region.

The continued weakness of the euro has masked strong overall stock performance. (The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.) The restructuring of Europe is advancing and merger and acquisition activity is moving to a Pan European field from a national level. If Germany adopts recently proposed tax law changes, the largest economy in Europe may see a dramatic transformation of its economy and industry over the next several years.

We have invested in companies that we feel may possibly benefit from any anticipated restructuring. We also continue to think that the euro is undervalued relative to the U.S. dollar and we expect that its value may increase over the course of 2000.

The Fund's holdings in Eastern Europe should, in our view, continue to benefit from the new era of stability in Russia brought on by Vladimir Putin's election as President and the probable expansion of the European Union to include select countries in the region.

Latin America, Mexico and Brazil have rebounded strongly over the past year as interest rates have fallen, gross domestic product ("GDP") has strengthened, and sovereign credit ratings have improved. We think that further restructuring of these economies may lead to continued strength of the financial markets in these countries. (Of course, our expectations may not be realized.)

While no guarantees can be given, we think that the Fund is well positioned for the future. We expect that long-term investors who can tolerate the higher volatility associated with global value investing may be ultimately rewarded for their patience.


-----------
4 The price-to-earnings ratio is the price of a stock divided by its earnings per share. The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             ----------------------
                             Beginning        End         Income        Total
Year Ended                    of Year       of Year     Dividends     Returns(1)
================================================================================
4/30/00                       $12.00        $13.14        $0.03         9.75%
--------------------------------------------------------------------------------
4/30/99                        12.99         12.00         0.12        (6.56)
--------------------------------------------------------------------------------
Inception*-- 4/30/98           11.40         12.99         0.02        14.13+
================================================================================
   Total                                                  $0.17
================================================================================
--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ----------------------
                             Beginning        End         Income        Total
Year Ended                    of Year       of Year     Dividends     Returns(1)
================================================================================
4/30/00                       $11.97        $13.03        $0.00         8.86%
--------------------------------------------------------------------------------
4/30/99                        12.96         11.97         0.04        (7.27)
--------------------------------------------------------------------------------
Inception*-- 4/30/98           11.40         12.96         0.02        13.87+
================================================================================
   Total                                                  $0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ----------------------
                             Beginning        End         Income        Total
Year Ended                    of Year       of Year     Dividends     Returns(1)
================================================================================
4/30/00                       $11.97        $13.02        $0.00         8.77%
--------------------------------------------------------------------------------
4/30/99                        12.96         11.97         0.04        (7.27)
--------------------------------------------------------------------------------
Inception*-- 4/30/98           11.40         12.96         0.02        13.87+
================================================================================
   Total                                                  $0.06
================================================================================
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ----------------------
                             Beginning        End         Income        Total
Year Ended                    of Year       of Year     Dividends     Returns(1)
================================================================================
4/30/00                       $12.03        $13.16        $0.08        10.07%
--------------------------------------------------------------------------------
4/30/99                        13.00         12.03         0.15        (6.17)
--------------------------------------------------------------------------------
Inception*-- 4/30/98           12.44         13.00         0.00         4.50+
================================================================================
   Total                                                  $0.23
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A    Class B    Class L     Class Y
================================================================================
Year Ended 4/30/00                   9.75%      8.86%      8.77%      10.07%
--------------------------------------------------------------------------------
Inception* through 4/30/00           6.88       6.07       6.03        3.28
================================================================================
                                              With Sales Charges(2)
================================================================================
                                    Class A    Class B    Class L     Class Y
Year Ended 4/30/00                   4.28%      3.86%      6.69%      10.07%
--------------------------------------------------------------------------------
Inception* through 4/30/00           4.59       4.89       5.56        3.28
================================================================================
--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
================================================================================
Class A (Inception* through 4/30/00)                  17.04%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                  14.94
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/00)                  14.85
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/00)                   7.15
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total returns are not annualized, as it may not be representative of the total return for the year.
* The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.



--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  5

--------------------------------------------------------------------------------
Global Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the Global
Value Fund vs. MSCI All Country World Free Index+
--------------------------------------------------------------------------------
                            December 1997--April2000

                                 [LINE GRAPH]

                    Global Value Fund            Global Value Fund         Global Value Fund
                     Class A Shares               Class B Shares            Class L Shares        MSCI All Country World Free Index
                -------------------------   -------------------------  -------------------------  ---------------------------------
Dec 19\r 1997             9,500                       10,000                 9,900                       10,000
Apr\r 1998                10842                        10887                 11168                        11643
Oct\r 1998                8589                         8531                  8797                        11132
Apr \r 1999               10131                        10159                 10449                        13399
Oct 31\r 1999             10561                        10565                 10851                        14028
Apr 30\r 2000             11119                        11194                 11366                        15140


 + Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Morgan Stanley Capital International ("MSCI") All Country World Free Market Index includes 47 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The performance of the Fund's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                     As of April 30, 2000
-------------------------------------------------------------------------------
1.  NEC Corp.                                                          2.1%
-------------------------------------------------------------------------------
2.  Compagnie de Saint Gobain                                          1.8
-------------------------------------------------------------------------------
3.  Daiwa Securities Group Inc.                                        1.7
-------------------------------------------------------------------------------
4.  NTT DoCoMo, Inc.                                                   1.7
-------------------------------------------------------------------------------
5.  Daito Trust Construction Co., Ltd.                                 1.7
-------------------------------------------------------------------------------
6.  British Telecommunications PLC                                     1.5
-------------------------------------------------------------------------------
7.  Aventis SA                                                         1.5
-------------------------------------------------------------------------------
8.  NCR Corp.                                                          1.5
-------------------------------------------------------------------------------
9.  Protective Life Corp.                                              1.5
-------------------------------------------------------------------------------
10. Hutchison Whampoa Ltd.                                             1.4
-------------------------------------------------------------------------------

* As a percentage of total stocks.

Investment Allocation as of April 30, 2000**
--------------------------------------------------------------------------------
                                    [GRAPH]
0.5% Africa

2.7% South America

23.1% North America

35.1% Asia/Pacific

5.6% Repurchase Agreement

33.0% Europe

** As a percentage of total investments.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Hansberger Global Small Cap Value Fund
--------------------------------------------------------------------------------

Performance Update1

For the year ended April 30, 2000, the Hansberger Global Small Cap Value Fund's ("Fund") Class A, B and L shares generated negative total returns of 16.06%, 16.73% and 16.96%, respectively, without sales charges. The Fund's Class A, B and L shares generated negative total returns of 20.28%, 20.90% and 18.60%, respectively, with sales charges. In comparison, the Salomon Smith Barney World Extended Market Index2 posted a 18.87% return for the same time period. We attribute the Fund's disappointing underperformance versus its benchmark to its holdings in several Asian companies, which have recently been under pressure. However, we believe that the Fund's Asia holdings may be well positioned to offer competitive returns over the long term.


Investment Strategy

As previously noted, the Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers, with relatively small market capitalizations. These are market capitalizations of $1.4 billion or less at the time of investment. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

The subadviser uses a "bottom-up"3 approach to security selection, focusing primarily on identifying individual securities that meet the Fund's value criteria. The Fund seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

Market and Economic Overview

During the first half of the Fund's current fiscal year, the worldwide financial markets continued to generally ignore global small-cap value stocks. (Value stocks are shares of companies that are believed to be undervalued but have good longer-term business prospects.)

Although the historic performance of the technology sector during the last two months of 1999 slowed somewhat by the end of the first quarter of 2000, the market continued to favor large-cap value stocks over their small-cap counterparts. We think that some investor concerns centered on rising U.S. interest rates and the future direction of interest rates worldwide. The decline of the tech-laden NASDAQ Composite Index4 reflects these concerns and the fear that valuations that have been assigned to many companies by investors may be without fundamental merit.

The Fund began its fiscal year invested in 87 companies in 30 countries. Although we have kept the Fund's geographic exposure broad, with investments in 31 countries as of April 30, 2000, we have concentrated the number of the Fund's holdings to 63. The depressed valuations in small-cap value stocks have provided us with the opportunity to focus on a more select list of what we deem to be higher-quality companies.

With the economic recovery underway in Asia, we took advantage of depressed stock prices in the region by raising the Fund's exposure from 18% to 45%. As a result, the Fund's emerging market exposure moved from 10% to 25% over the past six months. We established new country positions in South Korea, Malaysia, Slovakia and Mexico. The decision to raise the emerging market and Asian allocations forced us

1 Please note that the Fund's holdings are subject to change and any discussion of holdings is as of April 30, 2000. Please refer to pages 16 through 18 for a complete list and percentage breakdown of the Fund's holdings.
2 The Salomon Smith Barney World Extended Market Index is a component of the Broad Market Index ("BMI") which defines the small-capitalization stock universe or remaining 20% of the capital of each country within the index. The BMI universe spans 22 countries and includes listed shares of countries with a total available market capitalization of at least the local equivalent of $100 million on the last business day of May each year.
3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
4 The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  7
to scale back the Fund's European holdings. The Fund benefited from a currency perspective as the Euro depreciated over 14% during the period.

With a lower number of stocks in the portfolio, the Fund's sector allocation has also become more focused. We made the most significant changes within the Fund's portfolio in the technology and telecommunications industries. During the period, the Fund's weighting in the technology and telecommunications sectors increased to 23% from 14%. We also reduced the Fund's exposure in the utilities, transportation specialty retailing, beverages and miscellaneous materials and commodities sectors to increase the Fund's holdings in what we believe are high-quality technology and telecommunications companies.

We are confident that the worldwide markets' shift from a growth to value orientation may benefit the Fund's performance over time. (Of course, no guarantees can be given that this will occur.) In our opinion, although the market currently favors large-cap value stocks over small-cap value stocks, the recent decline in the share price of high-growth companies may be substantial enough to create increased interest in small-cap value stocks. We will continue to invest in what we think are quality companies that have declined in reaction to the sell-off in technology stocks. In terms of geography, we feel that despite rising U.S. interest rates, economic conditions in Asia should continue to improve and may support higher stock prices over time. (Please note that our expectations may not be realized.)

Thank you for your continued support and interest in the Smith Barney Hansberger Global Value Small Cap Fund.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                              ----------------------
                              Beginning        End         Income   Capital Gain   Return of      Total
Year Ended                     of Year       of Year     Dividends  Distributions   Capital     Returns(1)
=============================================================================================================
4/30/00                        $10.19         $8.51        $0.05        $0.00        $0.00       (16.06)%
-------------------------------------------------------------------------------------------------------------
4/30/99                         12.37         10.19         0.16         0.03         0.00       (15.95)
-------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98            11.40         12.37         0.01         0.00         0.00         8.64+
=============================================================================================================
   Total                                                   $0.22        $0.03        $0.00
=============================================================================================================
-------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
-------------------------------------------------------------------------------------------------------------

                                 Net Asset Value
                              ----------------------
                              Beginning        End         Income   Capital Gain   Return of      Total
Year Ended                     of Year       of Year     Dividends  Distributions   Capital     Returns(1)
=============================================================================================================
4/30/00                        $10.16         $8.46        $0.00        $0.00        $0.00       (16.73)%
-------------------------------------------------------------------------------------------------------------
4/30/99                         12.34         10.16         0.09         0.03         0.00       (16.61)
-------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98            11.40         12.34         0.01         0.00         0.00         8.38+
=============================================================================================================
   Total                                                   $0.10        $0.03        $0.00
=============================================================================================================
-------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
-------------------------------------------------------------------------------------------------------------

                                 Net Asset Value
                              ---------------------
                              Beginning        End         Income   Capital Gain   Return of      Total
Year Ended                     of Year       of Year     Dividends  Distributions   Capital     Returns(1)
=============================================================================================================
4/30/00                        $10.14         $8.42        $0.00        $0.00        $0.00       (16.96)%
-------------------------------------------------------------------------------------------------------------
4/30/99                         12.34         10.14         0.09         0.03         0.00       (16.77)
-------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98            11.40         12.34         0.01         0.00         0.00         8.38+
=============================================================================================================
   Total                                                   $0.10        $0.03        $0.00
=============================================================================================================

-------------------------------------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
-------------------------------------------------------------------------------------------------------------

                                 Net Asset Value
                                 ---------------
                              Beginning        End         Income   Capital Gain   Return of      Total
Year Ended                     of Year       of Year     Dividends  Distributions   Capital     Returns(1)
=============================================================================================================
4/30/00                        $10.22         $8.51        $0.08        $0.00        $0.00       (16.05)%
-------------------------------------------------------------------------------------------------------------
4/30/99                         12.37         10.22         0.19         0.03         0.00       (15.49)
-------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98            11.74         12.37         0.00         0.00         0.00         5.37+
=============================================================================================================
   Total                                                   $0.27        $0.03        $0.00
=============================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  9

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           Without Sales Charges(1)
                                 ----------------------------------------------
                                 Class A     Class B     Class L     Class Y
================================================================================
Year Ended 4/30/00               (16.06)%    (16.73)%    (16.96)%    (16.05)%
--------------------------------------------------------------------------------
Inception* through 4/30/00       (10.64)     (11.33)     (11.51)     (12.91)
================================================================================

                                            With Sales Charges(2)
                                 ----------------------------------------------
                                 Class A     Class B     Class L     Class Y
================================================================================
Year Ended 4/30/00               (20.28)%    (20.90)%    (18.60)%    (16.05)%
--------------------------------------------------------------------------------
Inception* through 4/30/00       (12.55)     (12.45)     (11.90)     (12.91)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                          Without Sales Charges(1)
================================================================================
Class A (Inception* through 4/30/00)              (23.35)%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)              (24.74)
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/00)              (25.10)
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/00)              (25.63)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total returns are not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Global Small Cap value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Global Small Cap Value Fund vs. Salomon Smith Barney World Extended Market
Index+
--------------------------------------------------------------------------------

                            December 1997--April 2000

                                 [LINE GRAPH]

                            Small Cap Value Class A  Small Cap Value Class B  Small Cap Value Class L  SSB World EMI Index
                            -----------------------  -----------------------  -----------------------  --------------------
Dec 19\r 1997                         9,500                   10,000                    9,900               10,000
Apr\r 1998                           10,321                   10,338                   10,625               11,659
Oct\r 1998                            7,734                    7,685                    7,924                9,933
Apr \r 1999                           8,675                    8,682                    8,926               11,299
Oct 31\r 1999                         7,943                    7,912                    8,143               11,668
Apr 30\r 2000                          7282                     7303                     7412                13431

 + Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Salomon Smith Barney World Extended Market Index is a component of the Broad Market Index ("BMI") which defines the small-capitalization stock universe or remaining 20% of the capital of each country within the index. The BMI universe spans 22 countries and includes listed shares of countries with a total available market capitalization of at least the local equivalent of $100 million on the last business day of May each year. The performance of the Fund's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                       As of April 30, 2000
--------------------------------------------------------------------------------
1.  Shanghai Petrochemical Co., Ltd.                                    3.6%
--------------------------------------------------------------------------------
2.  Wing Hang Bank Ltd.                                                 2.8
--------------------------------------------------------------------------------
3.  Irkutskenergo ADR                                                   2.6
--------------------------------------------------------------------------------
4.  Nihon Unisys, Ltd.                                                  2.5
--------------------------------------------------------------------------------
5.  Clipsal Industries Holdings                                         2.4
--------------------------------------------------------------------------------
6.  PT Ramayana Lestari Sentosa Tbk                                     2.4
--------------------------------------------------------------------------------
7.  Daito Trust Construction Co., Ltd.                                  2.4
--------------------------------------------------------------------------------
8.  Partner Communications Company Ltd. ADR                             2.4
--------------------------------------------------------------------------------
9.  NCR Corp.                                                           2.3
--------------------------------------------------------------------------------
10. United Engineers Berhad                                             2.3
--------------------------------------------------------------------------------

* As a percentage of total investments.

Investment Allocation as of April 30, 2000*
--------------------------------------------------------------------------------

                                    [GRAPH]

1.4% South America

26.7% North America

27.1% Europe

44.8% Asia/Pacific



--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 11

--------------------------------------------------------------------------------
Schedule of Investments                                           April 30, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

SHARES                              SECURITY                           VALUE
================================================================================
STOCK -- 94.4%

Australia -- 3.3%
      252,807   Broken Hill Proprietary Co., Ltd.                   $ 2,720,131
      113,498   National Australia Bank Ltd.                          1,553,660
    1,100,000   North Ltd.                                            1,890,244
      465,569   Orica Ltd.                                            1,839,131
--------------------------------------------------------------------------------
                                                                      8,003,166
--------------------------------------------------------------------------------
Austria -- 1.7%
       45,200   Boehler-Uddeholm AG                                   1,765,442
       39,800   VA Technologie AG                                     2,374,950
--------------------------------------------------------------------------------
                                                                      4,140,392
--------------------------------------------------------------------------------
Brazil -- 2.2%
       62,000   Companhia Vale do Rio Doce ADR                        1,535,870
       85,300   Embratel Participacoes SA                             1,919,250
       15,700   Telecomunicacoes Brasileiras SA Telebras ADR          1,855,544
--------------------------------------------------------------------------------
                                                                      5,310,664
--------------------------------------------------------------------------------
Canada -- 1.0%
       77,000   Alcan Aluminium Ltd.                                  2,521,750
--------------------------------------------------------------------------------
Chile -- 0.5%
       70,000   Cia de Telecomunicaciones de Chile SA ADR             1,295,000
--------------------------------------------------------------------------------
China -- 0.2%
       49,500   Huaneng Power International, Inc. GDR (a)               457,875
--------------------------------------------------------------------------------
Croatia -- 0.8%
      154,800   Pliva DD GDR (a)(b)                                   1,935,000
--------------------------------------------------------------------------------
Czech Republic -- 0.7%
      230,000   Komercni Banka AS ADR (a)                             1,742,250
--------------------------------------------------------------------------------
France -- 6.0%
       64,006   Aventis SA                                            3,528,896
       30,500   Compagnie de Saint Gobain                             4,171,990
       17,916   Lafarge SA                                            1,487,381
       40,000   Schlumberger Ltd.                                     3,062,500
       53,100   Scor                                                  2,316,922
--------------------------------------------------------------------------------
                                                                     14,567,689
--------------------------------------------------------------------------------
Germany -- 1.9%
       40,400   BASF AG                                               1,769,039
       17,700   Infineon Technologies AG (a)                          1,206,529
       32,000   Veba AG                                               1,560,151
--------------------------------------------------------------------------------
                                                                      4,535,719
--------------------------------------------------------------------------------
Hong Kong -- 3.9%
      130,781   HSBC Holdings PLC                                     1,460,734
      226,000   Hutchison Whampoa Ltd.                                3,293,149
      802,936   SmartOne Telecommunications Holdings Ltd.             2,515,231
    2,800,000   Swire Pacific Ltd., Class B Shares                    2,084,938
--------------------------------------------------------------------------------
                                                                      9,354,052
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

SHARES                              SECURITY                           VALUE
================================================================================
Hungary -- 0.6%
       34,000   EGIS Rt.                                            $ 1,494,795
--------------------------------------------------------------------------------
Ireland -- 1.9%
      600,000   Eircom PLC                                            2,113,311
       60,000   Elan Corp. PLC ADR (a)                                2,572,500
--------------------------------------------------------------------------------
                                                                      4,685,811
--------------------------------------------------------------------------------
Japan -- 18.9%
      540,000   Asahi Chemical Industry Co., Ltd.                     3,107,842
      271,000   Dai-Ichi Kangyo Bank, Ltd.                            2,246,736
      156,000   Daiichi Pharmaceutical Co., Ltd.                      2,681,915
      244,000   Daito Trust Construction Co., Ltd.                    3,838,075
      253,000   Daiwa Securities Group Inc.                           3,862,595
      144,000   Dowa Fire & Marina Insurance Ltd.                       358,418
       90,000   Fujitsu Ltd.                                          2,548,230
      250,000   Hitachi Ltd.                                          2,984,039
    1,035,000   Marubeni Corp.                                        2,997,502
      175,000   NEC Corp.                                             4,760,583
          115   NTT DoCoMo, Inc.                                      3,841,314
       76,000   Nihon Unisys, Ltd.                                    1,765,071
      840,000   Nippon Fire & Marine Insurance Co., Ltd.              2,292,852
      400,000   Nishimatsu Construction Co., Ltd.                     1,276,891
      395,000   Sumitomo Trust & Banking Co., Ltd.                    2,887,347
      350,000   Tokai Bank, Ltd.                                      1,820,032
      695,000   Toyo Trust & Banking Co., Ltd.                        2,540,134
--------------------------------------------------------------------------------
                                                                     45,809,576
--------------------------------------------------------------------------------
Malaysia -- 2.7%
      600,000   Malayan Banking Berhad                                2,494,737
      152,000   Malaysian Pacific Industries Berhad                   1,700,000
    1,850,000   Technology Resources Industries Berhad                2,366,053
--------------------------------------------------------------------------------
                                                                      6,560,790
--------------------------------------------------------------------------------
Mexico -- 1.0%
        3,298   Cemex SA ADR Warrants (a)                                 9,070
       52,780   Cemex SA de CV CPO                                    1,154,562
       22,000   Telefonos de Mexico SA ADR, Class L Shares            1,293,875
--------------------------------------------------------------------------------
                                                                      2,457,507
--------------------------------------------------------------------------------
Netherlands -- 2.1%
       33,379   ING Groep NV                                          1,825,711
       32,500   Koninklijke KPN NV                                    3,283,083
--------------------------------------------------------------------------------
                                                                      5,108,794
--------------------------------------------------------------------------------
Norway -- 2.4%
       37,800   Norsk Hydro ASA                                       1,383,648
       88,900   Odfjell ASA, Class A Shares                           1,291,718
      203,200   Petroleum Geo-Services ASA (a)                        3,179,613
--------------------------------------------------------------------------------
                                                                      5,854,979
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

SHARES                              SECURITY                           VALUE
================================================================================
Philippines -- 0.8%
      101,000   Philippine Long Distance Telephone Co.              $ 1,810,343
--------------------------------------------------------------------------------
Poland -- 1.0%
      300,000   Telekomunikacja Polska SA GDR (b)                     2,302,500
--------------------------------------------------------------------------------
Russia -- 2.1%
       45,200   Lukoil Holding ADR                                    2,724,656
      120,000   Rostelecom ADR                                        2,332,500
--------------------------------------------------------------------------------
                                                                      5,057,156
--------------------------------------------------------------------------------
Singapore -- 1.8%
      430,000   City Developments Ltd.                                1,951,684
      356,928   United Overseas Bank Ltd.                             2,487,522
--------------------------------------------------------------------------------
                                                                      4,439,206
--------------------------------------------------------------------------------
Slovakia -- 0.1%
      122,200   Slovakofarma a.s. GDR (a)(b)                            290,225
--------------------------------------------------------------------------------
South Africa -- 0.5%
      310,000   Standard Bank Investment Corp. Ltd.                   1,143,152
--------------------------------------------------------------------------------
South Korea -- 2.1%
       35,000   Korea Telecom Corp. ADR (a)                           1,207,500
       12,848   Samsung Electronics GDR (b)                           2,071,740
       59,410   SK Telecom Co., Ltd. ADR                              1,904,833
--------------------------------------------------------------------------------
                                                                      5,184,073
--------------------------------------------------------------------------------
Spain -- 0.5%
       98,000   Iberdrola SA                                          1,260,131
--------------------------------------------------------------------------------
Sweden -- 1.5%
       79,300   AssiDoman AB                                          1,310,890
      100,000   Atlas Copco AB, Class B Shares                        2,289,735
--------------------------------------------------------------------------------
                                                                      3,600,625
--------------------------------------------------------------------------------
Switzerland -- 2.4%
       16,534   ABB Ltd.                                              1,859,534
        7,000   Swisscom AG                                           2,473,700
        6,000   UBS AG                                                1,473,409
--------------------------------------------------------------------------------
                                                                      5,806,643
--------------------------------------------------------------------------------
Thailand -- 1.4%
      930,000   Bangkok Bank Public Co., Ltd.                         1,575,030
    1,820,000   Thai Farmers Bank Public Co., Ltd. (a)                1,911,514
--------------------------------------------------------------------------------
                                                                      3,486,544
--------------------------------------------------------------------------------
United Kingdom -- 7.3%
      380,767   British Airways PLC                                   2,000,478
      197,443   British Telecommunications PLC                        3,543,754
      116,846   Cable & Wireless PLC                                  1,947,250
      270,000   Nycomed Amersham PLC                                  2,059,666
      470,000   Old Mutual PLC                                        1,066,410
      542,626   Rolls Royce PLC                                       2,073,927
      282,948   Royal & Sun Alliance Insurance Group PLC              1,597,244

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

SHARES                              SECURITY                           VALUE
================================================================================
United Kingdom -- 7.3% (continued)
      148,776   Standard Chartered PLC                             $  2,018,414
      245,000   Unilever PLC                                          1,472,162
--------------------------------------------------------------------------------
                                                                     17,779,305
--------------------------------------------------------------------------------
United States -- 21.1%
       57,500   American Home Products Corp.                          3,230,781
       62,300   American Standard Cos., Inc. (a)                      2,554,300
       48,000   AT&T Corp.                                            2,241,000
        9,300   B.F. Goodrich Co.                                       296,438
       60,000   Bristol-Myers Squibb Co.                              3,146,250
      213,000   CK Witco Corp. (a)                                    2,502,750
      155,000   Ciber Inc. (a)                                        2,799,687
       65,000   Deere & Co.                                           2,624,375
       46,000   FedEx Corp. (a)                                       1,733,625
       35,000   Fluor Corp.                                           1,174,687
       47,000   GTE Corp.                                             3,184,250
       18,000   Johnson & Johnson                                     1,485,000
       92,500   Lafarge Corp.                                         2,335,625
      118,500   McKesson HBOC, Inc.                                   1,999,688
       87,000   NCR Corp. (a)                                         3,360,375
       20,000   Phelps Dodge Corp.                                      925,000
      140,000   Protective Life Corp.                                 3,333,750
      195,000   Republic Services Inc. (a)                            2,669,063
       37,000   U. S. West, Inc.                                      2,633,938
       20,100   VoiceStream Wireless Corp. (a)                        1,989,900
      100,000   Xerox Corp.                                           2,643,750
       52,000   XL Capital, Ltd. (c)                                  2,476,500
--------------------------------------------------------------------------------
                                                                     51,340,732
--------------------------------------------------------------------------------
                TOTAL STOCK
                (Cost -- $204,621,642)                              229,336,444
================================================================================


     FACE
    AMOUNT                          SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 5.6%

  $13,638,000   CIBC Wood Gundy Securities Inc., 5.600% due
                   5/1/00; Proceeds at maturity -- $13,644,364;
                   (Fully collateralized by U.S. Treasury Notes,
                   4.625% to 8.500% due 11/15/00 to 11/30/00;
                   Market value -- $13,912,053)
                   (Cost -- $13,638,000)                             13,638,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $218,259,642*)                            $242,974,444
================================================================================

(a)  Non-income producing security.
(b) Security is exempt under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security segregated for open forward foreign currency contracts.
*    Aggregate cost for Federal income tax purposes is substantially the same

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 2000
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

SHARES                              SECURITY                           VALUE
================================================================================
STOCK -- 100.0%

Australia -- 0.9%
       47,700   Mayne Nickless Ltd.                                  $   96,024
--------------------------------------------------------------------------------
Austria -- 4.0%
        4,400   Boehler-Uddeholm AG                                     171,857
        2,000   Mayr-Melnhof Karton AG                                   94,556
       22,400   Schoeller-Bleckman Oilfield Equipment AG                175,554
--------------------------------------------------------------------------------
                                                                        441,967
--------------------------------------------------------------------------------
Czech Republic -- 1.0%
       14,000   Komercni Banka a.s. GDR (a)                             106,050
--------------------------------------------------------------------------------
Denmark -- 0.8%
        4,900   Sophus Berendsen A/S, Class B Shares                     88,639
--------------------------------------------------------------------------------
Germany -- 4.8%
        9,300   Fag Kugelfischer Georg Schaefer AG                       75,852
        8,600   Jenoptik AG                                             246,872
        6,800   Lindner Holding KGaA                                    216,890
--------------------------------------------------------------------------------
                                                                        539,614
--------------------------------------------------------------------------------
Hong Kong -- 10.6%
    3,000,000   Shanghai Petrochemical Co., Ltd.                        404,406
       74,000   SmarTone Telecommunications Holdings Ltd.               231,808
      220,000   South China Morning Post Holdings Ltd.                  233,014
      125,500   Wing Hang Bank Ltd.                                     307,741
--------------------------------------------------------------------------------
                                                                      1,176,969
--------------------------------------------------------------------------------
Hungary -- 1.7%
        2,500   BorsodChem Rt.                                           92,693
        2,300   EGIS Rt.                                                101,119
--------------------------------------------------------------------------------
                                                                        193,812
--------------------------------------------------------------------------------
Indonesia -- 2.4%
      532,000   PT Ramayana Lestari Sentosa Tbk                         270,195
--------------------------------------------------------------------------------
Israel -- 2.4%
       25,000   Partner Communications Company Ltd. ADR (a)             267,189
--------------------------------------------------------------------------------
Japan-- 10.7%
       44,000   Ataka Construction & Engineering Co., Ltd.              104,223
       17,000   Daito Trust Construction Co., Ltd.                      267,407
       60,000   Dowa Fire & Marina Insurance Ltd.                       149,340
       28,000   Higo Bank, Ltd.                                         101,040
       36,000   JGC Corp.                                                92,270
       43,000   Koito Manufacturing Co., Ltd.                           201,722
       12,000   Nihon Unisys, Ltd.                                      278,696
--------------------------------------------------------------------------------
                                                                      1,194,698
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 2000
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND
================================================================================
SHARES                              SECURITY                           VALUE

Malaysia -- 4.5%
      191,000   Technology Resources Industries Berhad                 $244,278
      100,000   United Engineers Berhad (a)                             257,895
--------------------------------------------------------------------------------
                                                                        502,173
--------------------------------------------------------------------------------
Mexico -- 1.7%
       12,000   Nuevo Grupo Iusacell ADR (a)                            191,250
--------------------------------------------------------------------------------
Netherlands -- 2.9%
        8,100   European Vinyls Corp. International NV (a)               95,960
        2,300   Lernout & Hauspie Speech Products NV (a)                222,526
--------------------------------------------------------------------------------
                                                                        318,486
--------------------------------------------------------------------------------
New Zealand -- 2.6%
      110,300   Air New Zealand Ltd., Class B Shares                    134,605
       53,000   Fisher & Paykel Industries Ltd.                         157,188
--------------------------------------------------------------------------------
                                                                        291,793
--------------------------------------------------------------------------------

Norway -- 3.3%
        9,300   Elkem ASA                                               147,602
       31,600   Merkantildata ASA (a)                                   217,213
--------------------------------------------------------------------------------
                                                                        364,815
--------------------------------------------------------------------------------
Peru -- 1.4%
       12,600   Southern Peru Copper Corp.                              158,287
--------------------------------------------------------------------------------
Philippines -- 1.8%
      200,000   Jollibee Foods Corp. Warrants (a)                        52,077
        8,000   Philippine Long Distance Telephone Co.                  143,393
--------------------------------------------------------------------------------
                                                                        195,470
--------------------------------------------------------------------------------
Russia -- 2.6%
       59,000   Irkutskenergo ADR                                       295,000
--------------------------------------------------------------------------------
Singapore -- 2.4%
      200,000   Clipsal Industries Holdings                             271,822
--------------------------------------------------------------------------------
Slovakia -- 0.5%
        1,400   Slovakofarma AS (b)                                      55,528
--------------------------------------------------------------------------------
South Korea -- 3.0%
       11,000   Hyundai Electronics Industries Co. (a)                  174,453
       15,000   Koomin Bank                                             162,199
--------------------------------------------------------------------------------
                                                                        336,652
--------------------------------------------------------------------------------
Spain -- 2.8%
        3,200   Banco Pastor SA                                         129,477
        6,000   Mapfre Vida SA                                          176,884
--------------------------------------------------------------------------------
                                                                        306,361
--------------------------------------------------------------------------------
Sweden -- 2.0%
       15,750   Getinge Industrier AB, Class B Shares                   146,013
       12,000   Trelleborg AB                                            80,419
--------------------------------------------------------------------------------
                                                                        226,432
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 17

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               April 30, 2000
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND
================================================================================
SHARES                              SECURITY                           VALUE

Thailand -- 3.5%
       20,000   Advanced Info Service Public Co. Ltd. (a)           $   234,212
       93,000   Bangkok Bank Public Co. Ltd. (a)                        157,503
--------------------------------------------------------------------------------
                                                                        391,715
--------------------------------------------------------------------------------
United Kingdom -- 0.7%
       18,400   Morgan Crucible Co. PLC                                  73,564
--------------------------------------------------------------------------------
United States-- 25.0%
        6,000   Agco Corp.                                               71,250
        5,900   Alpharma, Inc., Class A Shares                          227,889
       10,000   CK Witco Corp.                                          117,500
       13,000   Ciber Inc. (a)                                          234,813
        8,400   The Geon Co.                                            183,750
       20,700   Hoenig Group, Inc. (a)                                  186,300
        8,400   Invacare Corp.                                          224,700
       69,000   Iomega Corp. (a)                                        245,813
        6,700   NCR Corp. (a)                                           258,789
       16,000   Owens & Minor, Inc.                                     192,000
        8,800   Tarrant Apparel Group (a)                                79,200
       10,500   Unisys Corp. (a)                                        243,470
        2,300   Voicestream Wireless Corp. (a)                          227,701
        8,100   Watsco Inc.                                             104,287
       15,600   Wolverine World Wide, Inc.                              187,200
--------------------------------------------------------------------------------
                                                                      2,784,662
--------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $12,191,799*)                              $11,139,167
================================================================================

(a)  Non-income producing security.
(b) Security is exempt under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                              April 30, 2000
--------------------------------------------------------------------------------

                                                                                           Smith Barney
                                                                         Smith Barney       Hansberger
                                                                          Hansberger        Global Small
                                                                         Global Value        Cap Value
                                                                             Fund              Fund
========================================================================================================
ASSETS:
   Investments -- Cost                                                    $218,259,642       $12,191,799
   Foreign currency -- Cost                                                         82                --
========================================================================================================
   Investments -- Value                                                   $242,974,444       $11,139,167
   Foreign currency -- Value                                                        83                --
   Cash                                                                             --            41,806
   Receivable for securities sold                                            3,389,955                --
   Dividends and interest receivable                                           839,458            38,299
   Receivable for Fund shares sold                                             621,698             2,077
   Receivable from manager                                                          --            26,266
   Receivable for open forward foreign currency contracts (Note 4)              17,118                --
--------------------------------------------------------------------------------------------------------
   Total Assets                                                            247,842,756        11,247,615
--------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                          1,369,335                --
   Receivable for Fund shares sold                                             885,658            11,959
   Payable to bank                                                             871,535                --
   Management fees payable                                                     223,207             7,389
   Distribution fees payable                                                    11,881             1,679
   Payable for open forward foreign currency contracts (Note 4)                 10,122                --
   Accrued expenses                                                            100,360            58,730
--------------------------------------------------------------------------------------------------------
   Total Liabilities                                                         3,472,098            79,757
--------------------------------------------------------------------------------------------------------
Total Net Assets                                                          $244,370,658       $11,167,858
========================================================================================================
NET ASSETS:
   Par value of capital shares                                            $     18,603       $     1,316
   Capital paid in excess of par value                                     224,393,422        16,826,130
   Undistributed (overdistributed) net investment income                       389,238           (24,655)
   Accumulated net realized loss from
     security transactions and foreign currencies                           (5,118,384)       (4,581,294)
   Net unrealized appreciation (depreciation)
     of investments and foreign currencies                                  24,687,779        (1,053,639)
--------------------------------------------------------------------------------------------------------
Total Net Assets                                                          $244,370,658       $11,167,858
========================================================================================================
Shares Outstanding:
   Class A                                                                   1,396,181           332,275
   -----------------------------------------------------------------------------------------------------
   Class B                                                                   2,458,277           462,603
   -----------------------------------------------------------------------------------------------------
   Class L                                                                     682,200           107,493
   -----------------------------------------------------------------------------------------------------
   Class Y                                                                  14,066,322           413,531
   -----------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                               $13.14             $8.51
   -----------------------------------------------------------------------------------------------------
   Class B *                                                                    $13.03             $8.46
   -----------------------------------------------------------------------------------------------------
   Class L **                                                                   $13.02             $8.42
   -----------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                               $13.16             $8.51
   -----------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)            $13.83             $8.96
   -----------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)            $13.15             $8.51
========================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 19

--------------------------------------------------------------------------------
Statements of Operations                      For the Years Ended April 30, 2000
--------------------------------------------------------------------------------

                                                                                    Smith Barney
                                                                 Smith Barney        Hansberger
                                                                  Hansberger        Global Small
                                                                  Global Value        Cap Value
                                                                      Fund               Fund
==================================================================================================
INVESTMENT INCOME:
   Dividends                                                      $  4,325,356       $    378,052
   Interest                                                            518,883             38,941
   Less: Foreign withholding tax                                      (415,936)           (39,424)
--------------------------------------------------------------------------------------------------
   Total Investment Income                                           4,428,303            377,569
--------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                          2,235,627            153,718
   Distribution fees (Note 2)                                          476,176             85,947
   Custody                                                             110,160             19,669
   Registration fees                                                    81,172             80,639
   Shareholder and system servicing fees                                75,190             22,828
   Audit and legal                                                      36,876             30,822
   Shareholder communications                                           18,977             15,830
   Directors' fees                                                      16,180             10,121
   Other                                                                15,442             11,462
--------------------------------------------------------------------------------------------------
   Total Expenses                                                    3,065,800            431,036
   Less: Management fee waiver (Note 2)                                     --            (32,619)
--------------------------------------------------------------------------------------------------
   Net Expenses                                                      3,065,800            398,417
--------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                         1,362,503            (20,848)
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 4):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        15,245,594         (2,916,105)
     Foreign currency transactions                                    (730,809)           (97,525)
--------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                         14,514,785         (3,013,630)
--------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of year                                              18,647,134         (1,615,748)
     End of year                                                    24,687,779         (1,053,639)
--------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)              6,040,645            562,109
--------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies               20,555,430         (2,451,521)
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                 $ 21,917,933       $ (2,472,369)
==================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended April 30,
--------------------------------------------------------------------------------

Smith Barney Hansberger Global Value Fund                                   2000                 1999
=========================================================================================================
OPERATIONS:
   Net investment income                                               $   1,362,503       $   1,936,053
   Net realized gain (loss)                                               14,514,785         (19,453,283)
   Increase in net unrealized appreciation                                 6,040,645          10,271,598
---------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                      21,917,933          (7,245,632)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (1,199,656)         (2,249,826)
---------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders              (1,199,656)         (2,249,826)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                       59,522,830         117,051,480
   Net asset value of shares issued for reinvestment of dividends             40,655             363,706
   Cost of shares reacquired                                             (54,500,529)        (29,808,698)
---------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                     5,062,956          87,606,488
---------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                    25,781,233          78,111,030
NET ASSETS:
   Beginning of year                                                     218,589,425         140,478,395
---------------------------------------------------------------------------------------------------------
   End of year*                                                        $ 244,370,658       $ 218,589,425
=========================================================================================================
* Includes undistributed net investment income of:                     $     389,238       $     402,571
=========================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (comntinued)   For the Years Ended April, 30
--------------------------------------------------------------------------------

Smith Barney Hansberger Small Cap Value Fund                                   2000               1999
==========================================================================================================
OPERATIONS:
Net investment income (loss)                                              $    (20,848)      $    128,993
   Net realized loss                                                        (3,013,630)        (1,557,068)
   (Increase) decrease in net unrealized depreciation                          562,109         (3,181,363)
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                                   (2,472,369)        (4,609,438)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       (42,420)          (235,940)
   Net realized gains                                                               --            (71,247)
   Capital                                                                        (603)                --
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                   (43,023)          (307,187)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                          2,326,627          6,255,298
   Net asset value of shares issued for reinvestment of dividends               18,976            261,166
   Cost of shares reacquired                                                (6,002,825)        (8,077,569)
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                      (3,657,222)        (1,561,105)
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets                                                   (6,172,614)        (6,477,730)
NET ASSETS:
   Beginning of year                                                        17,340,472         23,818,202
----------------------------------------------------------------------------------------------------------
   End of year*                                                           $ 11,167,858       $ 17,340,472
==========================================================================================================
* Includes undistributed (overdistributed) net investment income of:      $    (24,655)      $     28,962
==========================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund ("Portfolios") are separate investment portfolios of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of these Portfolios and seven other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Small Cap Growth Fund, Smith Barney Contrarian Fund, Smith Barney Small Cap Value Fund and Smith Barney Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2000, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax income regulations. Accordingly, for Smith Barney Hansberger Global Small Cap Value Fund, a portion of net investment loss amounting to $44,185 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these adjustments; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Smith Barney Hansberger Global Value Fund ("Global Value") and Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap Value") pay SSBC a management fee calculated at the annual rate of 0.95% and 1.05%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly. For the year ended April 30, 2000, SSBC waived a portion of its management fee for Global Small Cap in the amount of $32,619.

SSBC has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolios. SSBC pays Hansberger a fee of 0.50% and 0.60% of the average daily net assets of Global Value and Global Small Cap, respectively, for the services Hansberger provides as sub-investment adviser. These fees are calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through April 30, 2000, the Portfolios paid transfer agent fees of $41,576 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB, another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the year ended April 30, 2000, SSB received brokerage commissions of $51,855.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2000, CDSC's received by CFBDS were approximately:

                                                              CDSCs
                                                   --------------------------
Portfolio                                           Class B           Class L
=============================================================================
Global Value                                       $144,000          $  1,000
-----------------------------------------------------------------------------
Global Small Cap Value                               50,000                --
=============================================================================
For the year ended April 30, 2000, sales charges received by SSB and CFBDS were approximately:

                                                         Sales Charges
                                                  ---------------------------
Portfolio                                          Class A            Class L
=============================================================================
Global Value                                       $ 27,000          $ 12,000
-----------------------------------------------------------------------------
Global Small Cap Value                                3,000             2,000
=============================================================================

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended April 30, 2000, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                        Class A          Class B            Class L
============================================================================
Global Value                    $ 41,479          $344,384          $ 90,313
----------------------------------------------------------------------------
Global Small Cap Value            10,598            62,122            13,227
============================================================================
All officers and one Director of the Fund are employees of SSB.


3. Investments

During the year ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                       Purchases           Sales
============================================================================
Global Value                                  $113,067,318      $122,347,468
----------------------------------------------------------------------------
Global Small Cap Value                           8,205,715        11,027,889
============================================================================
At April 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              Net Unrealized
                                                               Appreciation
Portfolio                   Appreciation      Depreciation    (Depreciation)
============================================================================
Global Value                $ 44,751,921      $(20,037,119)     $ 24,714,802
----------------------------------------------------------------------------
Global Small Cap Value           755,426        (1,808,058)       (1,052,632)
============================================================================
4. Forward Foreign Currency Contracts

At April 30, 2000, Global Value had open forward foreign contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                     Unrealized
                                    Local      Market    Settlement     Gain
Foreign Currency                  Currency      Value       Date       (Loss)
================================================================================
Global Value:

To Sell:
Czech Republic Koruna             4,723,488  $   117,984   5/2/00   $     3,982
Czech Republic Koruna            10,581,113      264,356   5/3/00         4,466
Czech Republic Koruna             9,083,898      226,950   5/4/00         3,811
Czech Republic Koruna             4,442,424      111,022   5/5/00           239
Japanese Yen                     15,062,252      139,443   5/1/00         1,921
Japanese Yen                     19,494,142      180,504   5/2/00         2,534
Japanese Yen                      7,023,356       65,032   5/2/00           165
--------------------------------------------------------------------------------
                                                                         17,118
--------------------------------------------------------------------------------
To Buy:
Swedish Krona                     9,564,558    1,068,608   5/2/00       (10,122)
--------------------------------------------------------------------------------
Net Unrealized Gain on Forward
   Foreign Currency Contracts                                       $     6,996
================================================================================

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2000, the Portfolios had no open purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended April 30, 2000, the Portfolios did not write any covered call or put options.



6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2000, the Portfolios had no open futures contracts.



7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign

--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2000, the Portfolios had no securities on loan.



9. Capital Loss Carryforward

At April 30, 2000, the Global Value Fund and the Global Small Cap Value had, for Federal income tax purposes, approximately $5,113,800 and $1,311,500 of unused capital loss carryforwards available to offset future capital gains through April 30, 2007, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio                                 4/30/07       4/30/08       Total
===============================================================================
Global Value                           $  2,964,000  $  2,149,800  $  5,113,800
-------------------------------------------------------------------------------
Global Small Cap Value                      721,300       590,200     1,311,500
===============================================================================

10. Capital Shares

At April 30, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                   Class A       Class B       Class L       Class Y
===============================================================================
Global Value             $ 17,016,078  $ 29,686,494  $  8,249,716  $169,459,737
-------------------------------------------------------------------------------
Global Small Cap Value      4,838,980     6,403,633     1,511,487     4,073,346
===============================================================================

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Transactions in shares of each class were as follows:

                                                 Year Ended                             Year Ended
                                               April 30, 2000                         April 30, 1999
                                    --------------------------------         -------------------------------
                                        Shares             Amount               Shares             Amount
============================================================================================================
Smith Barney Hansberger
Global Value Fund
Class A
Shares sold                            3,100,354       $  40,917,265             402,580       $   4,389,138
Shares issued on reinvestment              2,972              40,655              18,913             199,342
Shares reacquired                     (3,121,860)        (41,360,636)         (1,121,531)        (11,613,734)
------------------------------------------------------------------------------------------------------------
Net Decrease                             (18,534)      $    (402,716)           (700,038)      $  (7,025,254)
============================================================================================================
Class B
Shares sold                              286,562       $   3,619,345             594,636       $   6,808,290
Shares issued on reinvestment                 --                  --              12,210             128,697
Shares reacquired                       (612,701)         (7,931,183)         (1,335,698)        (13,782,855)
------------------------------------------------------------------------------------------------------------
Net Decrease                            (326,139)      $  (4,311,838)           (728,852)      $  (6,845,868)
============================================================================================================
Class L*
Shares sold                              117,436       $   1,491,901             249,974       $   2,836,977
Shares issued on reinvestment                 --                  --               3,384              35,667
Shares reacquired                       (164,426)         (2,085,363)           (377,684)         (3,955,109)
------------------------------------------------------------------------------------------------------------
Net Decrease                             (46,990)      $    (593,462)           (124,326)      $  (1,082,465)
============================================================================================================
Class Y
Shares sold                            1,028,834       $  13,494,319           8,968,472       $ 103,017,075
Shares reacquired                       (231,195)         (3,123,347)            (38,696)           (457,000)
------------------------------------------------------------------------------------------------------------
Net Increase                             797,639       $  10,370,972           8,929,776       $ 102,560,075
============================================================================================================
Smith Barney Hansberger
Global Small Cap Value Fund
Class A
Shares sold                               15,650       $     152,220             189,385       $   2,052,051
Shares issued on reinvestment              1,997              18,976              13,333             127,740
Shares reacquired                       (216,610)         (2,077,400)           (422,929)         (4,037,611)
------------------------------------------------------------------------------------------------------------
Net Decrease                            (198,963)      $  (1,906,204)           (220,211)      $  (1,857,820)
============================================================================================================
Class B
Shares sold                               29,549       $     288,373             135,286       $   1,459,543
Shares issued on reinvestment                 --                  --              11,442             109,529
Shares reacquired                       (336,964)         (3,150,490)           (317,427)         (3,030,257)
------------------------------------------------------------------------------------------------------------
Net Decrease                            (307,415)      $  (2,862,117)           (170,699)      $  (1,461,185)
============================================================================================================
Class L*
Shares sold                               29,803       $     282,650              45,393       $     497,054
Shares issued on reinvestment                 --                  --               2,496              23,897
Shares reacquired                        (82,656)           (774,935)           (104,956)         (1,009,701)
------------------------------------------------------------------------------------------------------------
Net Decrease                             (52,853)      $    (492,285)            (57,067)      $    (488,750)
============================================================================================================
Class Y
Shares sold                              170,668       $   1,603,384             223,982       $   2,246,650
------------------------------------------------------------------------------------------------------------
Net Increase                             170,668       $   1,603,384             223,982       $   2,246,650
============================================================================================================

* On June 12, 1998, Class C shares were renamed Class L Shares.


--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

Smith Barney Hansberger                                   Class A
                                              --------------------------------
Global Value Fund                              2000(1)     1999(1)     1998(2)
================================================================================

Net Asset Value, Beginning of Year            $ 12.00     $ 12.99     $ 11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                      0.06        0.37        0.05
   Net realized and unrealized gain (loss)       1.11       (1.24)       1.56
--------------------------------------------------------------------------------
Total Income (Loss) From Operations              1.17       (0.87)       1.61
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.03)      (0.12)      (0.02)
--------------------------------------------------------------------------------
Total Distributions                             (0.03)      (0.12)      (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 13.14     $ 12.00     $ 12.99
--------------------------------------------------------------------------------
Total Return                                     9.75%      (6.56)%     14.13%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $18,339     $16,974     $27,478
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                   1.42%       1.55%       1.71%+
   Net investment income                         0.48        3.42        1.25+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            50%         28%          1%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 19, 1997 (inception date) to April 30,
    1998.
(3) The Manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                              Net Investment Income          Expense Ratio
                               Per Share Decrease          Without Fee Waiver
                              --------------------        -------------------
                   1998              $0.01                       2.09%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

Smith Barney Hansberger                                   Class B
                                              --------------------------------
Global Value Fund                               2000(1)    1999(1)    1998(2)
================================================================================
Net Asset Value, Beginning of Year              $11.97     $12.96     $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(3)               (0.04)      0.29       0.02
   Net realized and unrealized gain (loss)        1.10      (1.24)      1.56
--------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.06      (0.95)      1.58
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --       (0.04)     (0.02)
--------------------------------------------------------------------------------
Total Distributions                                 --       (0.04)     (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.03      $11.97     $12.96
--------------------------------------------------------------------------------
Total Return                                      8.86%      (7.27)%    13.87%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $32,024     $33,316    $45,526
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                    2.19%      2.30%      2.48%+
   Net investment income (loss)                  (0.32)      2.66       0.52+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                             50%        28%         1%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 19, 1997 (inception date) to April 30,
    1998.
(3) The Manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                              Net Investment Income          Expense Ratio
                               Per Share Decrease          Without Fee Waiver
                              ---------------------        -----------------
                   1998              $0.01                       2.87%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                            Class L
Smith Barney Hansberger                       ---------------------------------
Global Value Fund                               2000(1)    1999(1)(2)  1998(3)
================================================================================
Net Asset Value, Beginning of Year              $11.97     $12.96      $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(4)               (0.04)      0.29        0.02
   Net realized and unrealized gain (loss)        1.09      (1.24)       1.56
--------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.05      (0.95)       1.58
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         --         (0.04)      (0.02)
--------------------------------------------------------------------------------
Total Distributions                              --         (0.04)      (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.02     $11.97      $12.96
--------------------------------------------------------------------------------
Total Return                                      8.77%     (7.27)%     13.87%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $8,886     $8,725     $11,060
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(4)                                    2.21%      2.30%       2.49%+
   Net investment income (loss)                  (0.34)      2.67        0.42+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                             50%        28%          1%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) For the period from December 19, 1997 (inception date) to April 30, 1998.
(4) The Manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                              Net Investment Income          Expense Ratio
                               Per Share Decrease          Without Fee Waiver
                              ---------------------       -------------------
                   1998              $0.01                       2.88%+

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                           Class Y
Smith Barney Hansberger                        --------------------------------
Global Value Fund                               2000(1)     1999(1)    1998(2)
================================================================================
Net Asset Value, Beginning of Year              $12.03      $13.00     $12.44
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                       0.11        0.40       0.00*
   Net realized and unrealized gain (loss)        1.10       (1.22)      0.56
--------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.21       (0.82)      0.56
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.08)      (0.15)        --
--------------------------------------------------------------------------------
Total Distributions                              (0.08)      (0.15)        --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.16      $12.03     $13.00
--------------------------------------------------------------------------------
Total Return                                     10.07%      (6.17)%     4.50%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $185,122    $159,574    $56,414
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                    1.06%       1.10%      1.47%+
   Net investment income                          0.81        3.73       1.83+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                             50%         28%         1%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 10, 1998 (inception date) to April 30,
    1998.
(3) The Manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                              Net Investment Income          Expense Ratio
                               Per Share Decrease          Without Fee Waiver
                              ---------------------       -------------------
                   1998              $0.00*                      1.85%+

*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

Smith Barney Hansberger                                    Class A
                                              --------------------------------
Global Small Cap Value Fund                     2000(1)    1999(1)    1998(2)
==============================================================================
Net Asset Value, Beginning of Year              $10.19     $12.37     $11.40
------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                       0.02       0.11       0.05
   Net realized and unrealized gain (loss)       (1.65)     (2.10)      0.93
------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.63)     (1.99)      0.93
------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.05)     (0.16)     (0.01)
   Net realized gains                               --      (0.03)        --
   Capital                                       (0.00)*       --         --
------------------------------------------------------------------------------
Total Distributions                              (0.05)     (0.19)     (0.01)
------------------------------------------------------------------------------
Net Asset Value, End of Year                     $8.51     $10.19     $12.37
------------------------------------------------------------------------------
Total Return                                    (16.06)%   (15.95)%     8.64%++
------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $2,827     $5,414     $9,296
------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                    2.41%      1.92%      1.95%+
   Net investment income                          0.22       1.06       1.28+
------------------------------------------------------------------------------
Portfolio Turnover Rate                             60%        27%         2%
==============================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 19, 1997 (inception date) to April 30,
    1998.
(3) The Manager waived all or a portion of its fees for the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                           Expense Ratios
                              Net Investment Income      Without Fee Waivers
                               Per Share Decreases        and Reimbursement
                            ------------------------  -----------------------

                             2000    1999    1998(2)   2000    1999    1998(2)
                             ----    ----    ----      ----    ----    ----
               Class A      $0.02   $0.04   $0.05      2.64%   2.33%   3.25%+

*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 33

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

Smith Barney Hansberger                                    Class B
                                              ----------------------------------
Global Small Cap Value Fund                     2000(1)    1999(1)     1998(2)
================================================================================
Net Asset Value, Beginning of Year              $10.16     $12.34      $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(3)               (0.06)      0.03        0.02
   Net realized and unrealized gain (loss)       (1.64)     (2.09)       0.93
--------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.70)     (2.06)       0.95
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --      (0.09)      (0.01)
   Net realized gains                               --      (0.03)         --
   Capital                                       (0.00)*       --          --
--------------------------------------------------------------------------------
Total Distributions                              (0.00)*    (0.12)      (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                     $8.46     $10.16      $12.34
--------------------------------------------------------------------------------
Total Return                                    (16.73)%   (16.61)%      8.38%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $3,915     $7,819     $11,606
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                    3.21%      2.74%       2.68%+
   Net investment income (loss)                  (0.61)      0.27        0.58+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                             60%        27%          2%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from December 19, 1997 (inception date) to April 30,
    1998.
(3) The Manager waived all or a portion of its fees for the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                           Expense Ratios
                              Net Investment Income      Without Fee Waivers
                               Per Share Decreases        and Reimbursement
                            ------------------------   -----------------------

                             2000    1999    1998(2)   2000    1999    1998(2)
                             ----    ----    ----      ----    ----    ----
               Class B      $0.02   $0.04   $0.04      3.43%   3.14%   3.96%+

*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

Smith Barney Hansberger                                     Class L
                                               ---------------------------------
Global Small Cap Value Fund                      2000(1)    1999(1)(2) 1998(3)
================================================================================
Net Asset Value, Beginning of Year               $10.14     $12.34     $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(4)                (0.08)      0.02       0.02
   Net realized and unrealized gain (loss)        (1.64)     (2.10)      0.93
--------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.72)     (2.08)      0.95
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --      (0.09)     (0.01)
   Net realized gains                                --      (0.03)        --
   Capital                                        (0.00)*       --         --
--------------------------------------------------------------------------------
Total Distributions                               (0.00)*    (0.12)     (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                      $8.42     $10.14     $12.34
--------------------------------------------------------------------------------
Total Return                                     (16.96)%   (16.77)%     8.38%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $906     $1,626     $2,682
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(4)                                     3.45%      2.83%      2.71%+
   Net investment income (loss)                   (0.85)      0.19       0.58+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              60%        27%         2%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) For the period from December 19, 1997 (inception date) to April 30, 1998.
(4) The Manager waived all or a portion of its fees for the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                           Expense Ratios
                              Net Investment Income      Without Fee Waivers
                               Per Share Decreases        and Reimbursement
                           --------------------------  -----------------------

                             2000    1999    1998(3)   2000    1999    1998(3)
                             ----    ----    ----      ----    ----    ----
               Class L      $0.02   $0.04   $0.04      3.67%   3.24%   4.02%+

*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 35

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

Smith Barney Hansberger                                    Class Y
                                              ----------------------------------
Global Small Cap Value Fund                     2000(1)    1999(1)    1998(2)
================================================================================
Net Asset Value, Beginning of Year              $10.22     $12.37     $11.74
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                       0.06       0.16       0.00*
   Net realized and unrealized gain (loss)       (1.69)     (2.09)      0.63
--------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.63)     (1.93)      0.63
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.08)     (0.19)        --
   Net realized gains                               --      (0.03)        --
   Capital                                       (0.00)*       --         --
--------------------------------------------------------------------------------
Total Distributions                              (0.08)     (0.22)        --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                     $8.51     $10.22     $12.37
--------------------------------------------------------------------------------
Total Return                                    (16.05)%   (15.49)%     5.37%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $3,520     $2,481       $234
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                    1.88%      1.23%      1.73%+
   Net investment income                          0.65       1.71       2.42+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                             60%        27%         2%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 10, 1998 (inception date) to April 30,
    1998.
(3) The Manager waived all or a portion of its fees for the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                           Expense Ratios
                              Net Investment Income      Without Fee Waivers
                               Per Share Decreases        and Reimbursement
                           -------------------------   ------------------------

                             2000    1999    1998(2)   2000    1999    1998(2)
                             ----    ----    ----      ----    ----    ----
               Class Y      $0.02   $0.04   $0.00*     2.10%   1.64%   3.05%+

*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
36                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund of Smith Barney Investment Funds Inc. as of April 30, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two year period then ended and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund of Smith Barney Investment Funds Inc. as of April 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two year period then ended, and for the period from December 19, 1997 (commencement of operations) to April 30, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                              KPMG LLP

New York, New
York June 12, 2000


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 37

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 2000:

          .    Corporate dividend received deductions of:

                    Global Value Fund               13.62%
                    Global Small Cap Value Fund      18.37%

          . The total foreign sourced income received by Global Value Fund and Global Small Cap Value Fund, respectively, are $0.0819 per share (or a total amount of $1,523,186) and $0.01272 per share (or a total amount of $16,735). The total amounts of foreign taxes paid, again respectively, are $0.0223 per share (or a total amount of $415,517) and $0.02996 per share (or a total amount of $39,424).

--------------------------------------------------------------------------------
38                                            2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Smith Barney
Hansberger Funds


Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller


Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Manager

SSB Citi Fund Management LLC


Sub-Investment Adviser

Hansberger Global Investors, Inc.

Distributor

CFBDS, Inc.


Custodian

The Chase Manhattan Bank, N.A.


Transfer Agent

Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc.--Smith Barney Hansberger Global Value and Smith Barney Hansberger Global Small Cap Value Funds, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.



[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney
Investment Funds Inc.

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01490 6/00